JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Value Plus Fund
(Class A Shares)
(a series of JPMorgan Trust I)

Supplement dated December 21, 2007 to the
Fund’s Class A and Class C Shares Prospectus dated November 27, 2007

Effective immediately, the third footnote (designated**) for the “Total Sales Charge For Fund” table beginning on page 12 is hereby deleted and replaced with the following:

**	If you purchase $1 million or more of Class A Shares of the JPMorgan U.S. Large Cap Value Plus Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of the Fund between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-USLCVP-1207

JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Value Plus Fund
(Class A Shares)
(a series of JPMorgan Trust I)

Supplement dated December 21, 2007 to the Fund’s
Statement of Additional Information dated November 27, 2007

Effective immediately, the second footnote (designated**) to the table in the Finder’s Fee Commissions section on page 10 is hereby deleted and replaced with the following:

**	If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of the Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-USLCVP-1207